UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 26, 2023

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On July 26, 2023, GoLogiq, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”), with Symplefy, Inc., a Delaware corporation (“Symplefy”) and the shareholders of Symplefy (the “Shareholders”). Pursuant to the Share Exchange Agreement, at the closing thereof (the “Closing”), the Company agreed to exchange the outstanding shares of common stock of Symplefy held by the Shareholders (the “Symplefy Shares”) for an aggregate fifteen million ($15,000,000) equivalent of newly issued shares of the Common Stock of the Company, (the “GoLogiq Stock”)  (such amount of shares, the “Closing Shares”), and (ii) an aggregate of fifteen million ($15,000,000) equivalent of GoLogiq Stock payable pursuant to the terms of the Share Exchange Agreement
(the “Earnout Shares” and together with the Closing Shares, the “Merger Consideration”), in each of cases (i) and (ii) priced on the fifteen (15) trading day volume weighted average price ("VWAP") immediately prior to the Closing, and be subject to the terms of distribution as set forth in the Share Exchange Agreement and the resale restrictions as defined therein.

Following the Closing, as consideration for the share exchange, Shareholders shall be eligible to receive their pro-rata share, as determined by their equity holdings in Symplefy as of Closing, of the Earnout Payment (as defined below) payable in GOLQ Stock, which will be subject to resale restrictions as defined in the Share Exchange Agreement.  Upon the occurrence of Symplefy achieving three hundred sixty (360) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment I”).  Upon the occurrence of Symplefy achieving two thousand (2000) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment II”).  Upon the occurrence of Symplefy achieving four thousand nine hundred (4900) paying customers, the earnout payment shall be a one-time issuance of $5,000,000 equivalent of GoLogiq stock (“Earnout Payment III”).

The Share Exchange Agreement and the transactions contemplated thereby have been approved by the board of directors of the Company and Symplefy.

All descriptions of the Share Exchange Agreement herein are qualified in their entirety by reference to the text thereof filed as Exhibit 2.1 hereto, which is incorporated herein by reference. The Share Exchange Agreement governs the contractual rights between the parties in relation to the transactions contemplated thereby and contains customary representations and warranties and pre- and post-closing covenants of each party. The Share Exchange Agreement is not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company or Symplefy. The Share Exchange Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide investors with information regarding the terms and conditions of the Share Exchange Agreement, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the transactions contemplated thereby, is not intended to provide any other factual information regarding the Company or Symplefy or the actual conduct of their respective businesses during the pendency of the Share Exchange Agreement, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the Securities Exchange Commission (the “SEC”). The representations and warranties contained in the Share Exchange Agreement have been negotiated with the principal purpose of establishing the circumstances under which a party may have the right not to consummate the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and of allocating risk between the parties, rather than establishing matters as facts. These representations, warranties and covenants were made as of specific dates and only for purposes of the Share Exchange Agreement, not for the benefit of any investors, and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Share Exchange Agreement. The parties reserve the right to, but are not obligated to amend or revise the Share Exchange Agreement. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Stephen Jones – Appointment as Chief Financial Officer

On July 26, 2023, the Company appointed Stephen Jones as the Company’s new Chief Financial Officer. Previously, Brent Suen served as the Company’s Principal Accounting Officer. Mr. Suen will continue to serve as a director of the Company.

Stephen R. Jones is an international finance and operations executive with more the 15 years of experience leading global organizations in emerging markets in Asia and international, multi-cultural environments. He brings to the company broad and deep experience in starting, growing and expanding e-commerce and professional service business and financial services enterprises from pre-revenue to more than $8 billion in sales.

He previously served as CFO of Vemanti Group, a financial technology company located in Irvine, California. Earlier he served as CFO and COO of Dreamplex, a provider of hybrid working solutions for organizations located in Ho Chi Minh, Vietnam, and currently serves on the company’s board of directors.

Prior to Dreamplex, he served as COO of HMB, a service-based company that offers IT and technology solutions for medium to large companies in various industries. He also previously served as COO and CFO of Navigos Group in Ho Chi Minh City, Vietnam.
He also previously served as COO and CFO of Portfolio Productions, a Portland-based visual communications firm offering a full range of creative and production capabilities.

Jones holds a B.A. in political science and history from Vanderbilt University, and an MBA in Finance and Accounting from University of Cincinnati Carl H. Lindner College of Business.

Item 7.01. Regulation FD Disclosure

On July 27, 2023, the Company issued a press release (the “Press Release”) announcing that it had entered into the Agreement and also announcing a management restructuring. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Form of Stock Purchase Agreement, by and between GoLogiq Inc., Symplefy, Inc., and the Shareholders of Symplefy, Inc., dated July 26, 2023.
99.1	Press Release of GoLogiq Inc. dated July 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: July 27, 2023	By:	/s/ Granger Whitelaw
		Name:	Granger Whitelaw
		Title:	Chief Executive Officer